UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 31, 2022

GANNETT CO., INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36097	38-3910250
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive
McLean, Virginia  22107-0910
(703) 854-6000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	GCI	The New York Stock Exchange
Preferred Stock Purchase Rights	N/A	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Credit Agreement

On January 31, 2022, Gannett Holdings LLC (“Holdings”), a wholly owned subsidiary of Gannett Co., Inc. (the “Company”), entered into Amendment No. 1 (the “Term Loan Amendment”) to the First Lien Credit Agreement, dated as of October 15, 2021 (the “Existing Credit Agreement”, and as amended by the Term Loan Amendment, the “Credit Agreement”), by and among the Company, as a guarantor, Holdings, as the borrower (in such capacity, the “Borrower”), certain subsidiaries of the Borrower as guarantors, the lenders from time to time party thereto and Citibank, N.A., as administrative agent for the lenders, pursuant to which Holdings will incur new incremental senior secured term loans (the “Incremental Term Loans” in an aggregate principal amount of $50 million. The funding of the anticipated Incremental Term Loans is anticipated to occur on February 4, 2022.

The Incremental Term Loans will have substantially identical terms as the term loans existing under the Credit Agreement (the “Existing Term Loans”), will be treated as a single as a single tranche with the Existing Term Loans and will be fungible with the Existing Term Loans.

The Term Loan Amendment also amended the Credit Agreement to (i) transition the reference rate at which the term loans under the Credit Agreement (including the Incremental Term Loans) accrue interest from the London interbank offered rate (“LIBOR”) to the Adjusted Term SOFR Rate and (ii) permit up to $50 million of Company stock repurchases consummated on or prior to December 31, 2022, in addition to capacity for Holdings to make restricted payments (including stock repurchases) currently set forth in the Existing Credit Agreement.

The foregoing summary of the Term Loan Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Term Loan Amendment filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Supplemental Indenture

In connection with the Share Repurchase Program (as defined below), the Company entered into the fourth supplemental indenture (the “Supplemental Indenture”) to the Indenture, dated as of November 17, 2020 (the “Indenture”), among the Company, certain Subsidiary Guarantors (as defined in the Indenture) and U.S. Bank National Association, as trustee, governing the Company’s 6% Convertible Senior Secured Notes due 2027. The Supplemental Indenture permits up to $100 million of Company stock repurchases consummated on or prior to December 31, 2022, in addition to capacity for the Company to make restricted payments (including stock repurchases) currently set forth in the Indenture.

The foregoing summary of the Supplemental Indenture does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Supplemental Indenture filed herewith as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 insofar as it relates to the creation of direct financial obligations of the Company.

Item 8.01 Other Events.

On February 1, 2022, the Company issued a press release announcing the Company’s board of directors authorized the repurchase of up to $100 million of the Company’s common stock (the “Share Repurchase Program”). Repurchases may be made from time to time through open market purchases or privately negotiated transactions, pursuant to one or more plans established pursuant to Rule 10b5-1 under the Exchange Act or by means of one or more tender offers, in each case, as permitted by securities laws and other legal requirements. The amount and timing of the purchases will depend on a number of factors including, but not limited to, the price and availability of the Company’s shares, trading volume, capital availability, Company performance and general economic and market conditions. The Share Repurchase Program may be suspended or discontinued at any time.

A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain items in this Report may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s credit facilities and the borrowings made thereunder and the stock repurchase program and any future  activities under the credit facilities and the borrowings made thereunder or the amount, timing and manner of any stock repurchase transactions, the amount, timing, or other terms of any future activities under the credit facilities and the borrowings made thereunder or stock repurchase transactions, and the use of the proceeds from any incremental or other borrowings. Words such as “expect(s)”, “plan(s)”, “believes(s)”, “intend(s)”, “seek(s”), “will”, “may”, “would,” and similar expressions are intended to identify such forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties. These and other risks and uncertainties could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond our control. The Company can give no assurance its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained in this Report. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in the Company’s 2020 Annual Report on Form 10-K, our quarterly reports on Form 10-Q. and other filings with the Securities and Exchange Commission. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this Report. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Supplemental Indenture dated as of January 31, 2022, by and between the Company, the Subsidiary Guarantors form time to time party thereto and U.S. Bank National Association, as trustee.
10.1
Amendment No. 1, dated as of January 31, 2022, among Gannett Holdings LLC, Gannett Co., Inc., the guarantors party thereto, the lenders from time to time party thereto and Citibank, N.A., as collateral and administrative agent.

99.1	Gannett Co., Inc. Press Release dated February 1, 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: February 4, 2022	By:	/s/ Douglas E. Horne
Douglas E. Horne
Chief Financial Officer and Chief Accounting Officer (principal financial and principal accounting officer)